SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), dated April 16, 2018, is being delivered to Andrew Burish (the “Subscriber”) in connection with his investment in the securities of Sonic Foundry, Inc. a Maryland corporation (“Sonic Foundry”).  Sonic Foundry is issuing up to 232,558 units (the “Units”) at a purchase price of $ 2.15 per Unit (the “Purchase Price”) with each Unit consisting of (i) one share (the “Shares”) of Sonic Foundry’s common stock, par value $0.001 per share, (the “Common Stock”), and (ii) a warrant which expires on April 16, 2025, in the form attached hereto as Exhibit A (the “Warrant”) to purchase one (1) share of Common Stock (the “Warrant Shares”) at an exercise price of $2.50 per share.  For purposes of this Agreement, the term “Securities” shall refer to the Common Stock, the Warrants, and the Warrant Shares.

This Subscription Agreement is on the terms and conditions set forth below.

1.           SUBSCRIPTION AND PURCHASE PRICE

(a)           Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase 232,558 Units on the terms and conditions described herein.

(b)         Purchase of Units.  The Subscriber understands and acknowledges that the purchase price to be remitted to Sonic Foundry in exchange for the Units shall be set at $2.15 per Unit, for an aggregate purchase price of $500,000.00 (the “Aggregate Purchase Price”) for 232,558 Units. The Subscriber’s delivery of this Agreement to Sonic Foundry shall be accompanied by payment for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to Sonic Foundry.  The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

  2.           ACCEPTANCE AND CLOSING PROCEDURES

(a)           Acceptance. Subject to full, faithful and punctual performance and discharge by Sonic Foundry of all of its duties, obligations and responsibilities as set forth in this Agreement, the Subscriber shall be legally bound to purchase the Units described herein pursuant to the terms and conditions set forth in this Agreement.

(b)           Closing.  The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at such time and place as determined by Sonic Foundry.  The Closing shall take place as soon as practicable following the execution of this Agreement. The Shares and the Warrants purchased by the Subscriber will be delivery promptly following the Closing Date of the Offering.

3.           THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber, hereby acknowledges, agrees with and represents, warrants and covenants to Sonic Foundry, as follows:

(a)           The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)          The Subscriber represents and warrants to Sonic Foundry and its affiliates as follows

(i)           The Subscriber is acquiring the Units solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Units.

(ii)           The Subscriber (together with his Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)     The Subscriber understands that none of the Securities have been registered under the Securities Act of 1933 (the “Securities Act”), the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated.

(d)     The Subscriber (i) will not transfer, deliver or assign any of the Securities, or any interest therein, except in accordance with state and federal securities laws and (ii) is acquiring the Securities to be acquired hereunder for the Subscriber’s own account for investment purposes only and not with a view to assignment, resale or distribution. The Subscriber will not transfer the Securities unless such Securities are registered under the Securities Act and applicable state securities laws or the transfer is exempt therefrom. The Subscriber understands that Sonic Foundry is making no representation as to the availability of Rule 144 under the Securities Act or any other exemption from registration.

(e)           The Subscriber has carefully considered the potential risks relating to Sonic Foundry and a purchase of the Units, and fully understands that the Units are a speculative investment that involve a high degree of risk of loss of the Subscriber’s entire investment.

(f)           No oral or written representations or warranties have been made, or information furnished, to the Subscriber or his Advisors, if any, by Sonic Foundry or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the purchase of the Units hereby, other than any representations of Sonic Foundry contained herein, and in subscribing for the Units the Subscriber is not relying upon any representations other than those contained herein.

(g)           The Subscriber is not relying on Sonic Foundry or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only his Advisors.

(h)           In making the decision to invest in the Securities, the Subscriber has retained, or has had the opportunity to retain, at his own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any officer, director, or employee of Sonic Foundry.

(i)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

 4.           SONIC FOUNDRY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

Sonic Foundry hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) Organization and Qualification.  Sonic Foundry is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.  All actions on the part of Sonic Foundry and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all of Sonic Foundry's obligations under this Agreement, have been taken or will be taken prior to the Closing.  This Agreement has been duly executed and delivered by Sonic Foundry, and this Agreement is a legal, valid and binding obligation of Sonic Foundry, enforceable against Sonic Foundry in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)           The Shares and the Issuance of the Warrant Shares.  The Shares are duly and validly issued and are fully paid and non-assessable, and the Warrant Shares to be issued to the Subscriber upon exercise of the Warrants, will be duly and validly issued and will be fully paid and non-assessable.

 5.           MISCELLANEOUS PROVISIONS

(a)           All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)           Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)           Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)           The representations, warranties and agreement of the Subscriber and Sonic Foundry made in this Agreement shall survive the execution and delivery of this Agreement, the delivery of the Shares, and the exercise of the Warrants.

(e)           Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to Sonic Foundry at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)           Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)           This Agreement is not transferable or assignable by the Subscriber.

(i)           Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except in writing signed by both Sonic Foundry and the Subscriber.

(j)           This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to conflicts of law principles.

(k)           Sonic Foundry and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of Madison, Wisconsin and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of Wisconsin located in the City of Madison, with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(l)           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(m)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the 16th day of April, 2018.

_________________________
Andrew Burish
Address:
_________________________
_________________________
_________________________

ACCEPTED this 16th day of April, 2018, on behalf of Sonic Foundry, Inc.

By: ______________________
Name: Gary Weis
Title: CEO

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]